--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 1 of 22
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

[ ] Definitive proxy statement.

[X] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.


                          OREGON TRAIL FINANCIAL CORP.
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                        STILWELL VALUE PARTNERS II, L.P.
                            STILWELL ASSOCIATES, L.P.
                               STILWELL VALUE LLC
                                 JOSEPH STILWELL
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 2 of 22
--------------------------------------------------------------------------------


         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 3 of 22
--------------------------------------------------------------------------------


                               The Stilwell Group
                             26 Broadway, 23rd Floor
                            New York, New York 10004
                              Phone: (212) 269-5800
                            Facsimile: (212) 269-2675
                             Email: Max OTFC@aol.com


Dear Fellow Oregon Trail Financial Corp. Shareholder:

On September 12, 2001, our Company brought a lawsuit against the Stilwell Group, the Company's largest outside shareholder. The suit sought a preliminary injunction seeking, among other things, to void all the proxies my Group had collected from fellow owners. Thereafter, my Group also sought an injunction against the Company seeking corrective disclosures in the Company's proxy materials. On September 26, 2001, the court denied both motions, and the election will proceed on Friday, October 12th. A copy of the Court's entire opinion is enclosed for your information. I encourage you to read it.

I want to summarize what I believe this election is about. First and foremost, it is about maximizing shareholder value.

         -- In my estimation, the best way to maximize shareholder value is to sell the Company at a price greater than book value (which was $17.55 per share as of 6/30/01).

         -- Our platform calls for continuing share repurchases so long as the Company trades below book value.

Secondly, the election is about electing Mr. Kevin Padrick to the Board.

         -- Mr. Padrick is an accomplished businessman and attorney. He has substantial business experience in both financial and real estate enterprises; he was a partner at a prominent Oregon law firm; and he's a member of the bar in four states. Come to the annual meeting and talk with Kevin. I'm certain you'll be impressed.

         -- Mr. Padrick will move for stronger board oversight of management; he will be "beholden" to all shareholders.

Oregon Trail Financial is our Company. This is the direction I believe it should take. If you agree, please return the BLUE AND WHITE PROXY CARD in the enclosed envelope. I look forward to speaking with you if you attend the annual meeting.

                                             Sincerely,
                                             Joseph Stilwell
                                             On behalf of the Stilwell Group:
                                             STILWELL VALUE PARTNERS II, L.P.
                                             STILWELL ASSOCIATES, L.P.
                                             STILWELL VALUE LLC

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 4 of 22
--------------------------------------------------------------------------------


On August 16, 2001, the Stilwell Value Group (the "Group") filed with the Securities and Exchange Commission (the "Commission") a definitive proxy statement in connection with the election of its nominee to the board of directors of Oregon Trail Financial Corp. ("Oregon Trail") at Oregon Trail's 2001 annual meeting of stockholders. Copies of the definitive proxy statement were mailed to stockholders on or about August 16, 2001. Investors and security holders are urged to read the definitive proxy statement and additional definitive soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Group with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at (212) 269-5550.

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 5 of 22
--------------------------------------------------------------------------------


                         IN THE UNITED STATES DISTRICT COURT

                              FOR THE DISTRICT OF OREGON


OREGON TRAIL FINANCIAL CORP.,                    )
an Oregon corporation,                           )
                                                 )
               Plaintiff,                        )            CV 01-1346-JE
                                                 )
               v.                                )            OPINION AND ORDER
                                                 )
STILWELL ASSOCIATES, L.P., a                     )
Delaware limited partnership; STILWELL           )
VALUE PARTNERS II, L.P., a Delaware              )
limited partnership; STILWELL VALUE              )
LLC, a Delaware limited liability company;       )
JOSEPH STILWELL, an individual; and              )
KEVIN D. PADRICK, an individual,                 )
                                                 )
               Defendants.                       )
                                                 )
-------------------------------------------------


         This action arises from a proxy contest between defendant Joseph Stilwell ("Stilwell")(1) and plaintiff Oregon Trail Financial Corporation ("OTFC"). This court has subject matter jurisdiction


----------

         (1) Aligned with Stilwell are three related entities, defendants Stilwell Associates, L.P., Stilwell Value Partners II, L.P., and Stilwell Value LLC. In this opinion, I refer to them collectively as Stilwell.


1 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 6 of 22
--------------------------------------------------------------------------------

pursuant to 28 USC ss.1331. Pending before the court are the parties' cross-motions for a preliminary injunction.

                                     BACKGROUND

         Two seats on the six member Board of Directors will be filled at the annual shareholder's meeting. Stilwell has urged OTFC's shareholders to reject the nominees proposed by management and, instead, to support his nominee, defendant Kevin Padrick. As the election draws near, the proxy contest has become increasingly antagonistic. Five lawsuits have been filed this year between the parties or their surrogates. In the present action, each side accuses the other of violating federal securities law by making false or misleading statements to OTFC's shareholders.

                                  SUBSTANTIVE LAW

         The Securities and Exchange Act of 1934 prohibits the solicitation of proxies in a manner that violates rules established by the Securities and Exchange Commission ("SEC") for the protection of shareholders. 15 USC ss.78n(a).

         17 CFR ss. 240.14a-9 (commonly known as Rule 14a-9) states in relevant part that:

       (a) No solicitation subject to this regulation shall be made by means of any proxy statement . . . or other communication . . . containing any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of a proxy for the same meeting or subject matter which has become false or misleading.

         The Rule gives some "examples of what, depending upon particular facts and circumstances, may be misleading within the meaning of this section," including:

       (b) Material which directly or indirectly impugns character, integrity or personal reputation, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation.

2 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 7 of 22
--------------------------------------------------------------------------------

         A fact is "material" if there is a substantial likelihood that a reasonable shareholder would consider it important in deciding how to vote. TSC Industries, Inc. v. Northway, Inc., 426 US 438, 449 (1976). The standard is an objective one; it is not necessary to show that any votes were actually changed by the alleged misrepresentation or omission. See id. Although the Supreme Court has never expressly decided this question,(2) it seems clear that a misrepresentation need not be intentional; if the shareholders have been materially misled, equitable relief may be appropriate regardless of whether the misrepresentation was deliberate.

         In J.I. Case Co. v. Borak, 377 US 426 (1964), the Supreme Court held that there is a private right of action to enforce violations of Rule 14a-9,(3) and that the courts are empowered "to provide such remedies as are necessary to make effective the congressional purpose," including injunctive relief. Id. at 430-34. If a court finds that there has been a violation of Rule 14a-9, the court has very broad equitable powers to remedy the violation. Among other things, the court may declare certain statements to be false or misleading; order a party to make corrective disclosures; void any proxy procured with the aid of a false or misleading statement; delay the annual meeting to allow time for distribution of corrective disclosures, or for revoting, or to permit shareholders to revoke existing proxies if they wish; set aside the results of a tainted election, and order a new election; and award attorney fees and costs to the prevailing party.

----------
         (2) See Virginia Bankshares, Inc v. Sandberg, 501 US 1083, 1090, n 5
(1991).

         (3) In recent years, the Supreme Court has limited private rights of action for some securities law violations, but has shown no inclination to overrule Borak.

3 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 8 of 22
--------------------------------------------------------------------------------

See, e.g., Kaufman v. Cooper Companies, Inc., 719 F Supp 174, 185-86 (SDNY 1989) (voiding all proxies and rescheduling annual meeting to allow time to resolicit proxies); Edelman v. Salomon, 559 F Supp 1178 (D Del 1983) (postponing annual meeting and voiding tainted proxies).(4)

         The more difficult questions are (1) the extent to which the court should intervene in a proxy contest, and (2) the timing of that intervention. This is largely left to the considered discretion of the district court.

         One line of cases holds that a proxy contest is not like a political contest where anything goes. Rather, Congress has determined that shareholders are entitled to receive only truthful information, and the courts are to aggressively enforce that mandate. See, e.g., May, 229 F2d at 124. A second line of cases counsels restraint. The court should try to avoid placing its finger on the scale and tipping the election to one side or the other. See Kennecott Copper, 584 F2d at 1200. The court must be wary of telling shareholders that the views of one side or the other are correct, unless a statement is demonstrably false or misleading. Instead, the court should generally focus on ensuring that both sides have a fair opportunity to articulate their respective views to the shareholders. Ultimately, it is the


----------
         (4) See also Berkman v. Rust Craft Greeting Cards, Inc., 454 F Supp 787 (SDNY 1978) (postponing annual meeting); Gladwin v. Medfield Corp., 540 F2d 1266 (5th Cir 1976) (ordering new election); Central Foundry Co. v. Gondelman, 166 F Supp 429, 446-47 (SDNY 1958) (voiding proxies obtained through the misleading solicitation and rescheduling annual meeting); SEC v. May, 134 F Supp 247, 258 (SDNY 1955) (same), aff'd, 229 F2d 123 (2d Cir 1956); Krauth v. Executive Telecard, Ltd., 890 F Supp 269, 297 (SDNY 1995) (requiring company to issue revised proxy statement); Lebhar Friedman, Inc. v. Movielab, Inc., Fed Sec L RepP. 93,162 (SDNY 1987) (voiding proxies obtained through misleading proxy materials and requiring corrective disclosures); Telvest, Inc. v. Wisconsin Real Estate Investment Trust, 489 F Supp 250, 255 (ED Wisc 1980) (voiding all proxies previously obtained by either side) ; Chambers v. Briggs & Stratton, 863 F Supp 900, 907 (ED Wisc 1994) (voiding proxies procured prior to issuance of the corrective disclosures).

         At oral argument and in a subsequent letter, Stilwell asserted that no court has ever ordered the type of relief sought by OTFC. Clearly Stilwell is wrong.

4 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                         Page 9 of 22
--------------------------------------------------------------------------------

shareholders, not the court, who must decide the election. See Pantry Pride, Inc. v. Rooney, 598 F Supp 891, 901-02 (SDNY 1984).

         I lean towards this latter view, of judicial restraint. Just as there probably will never be a perfect trial, it is unlikely that there will ever be a perfect proxy contest. Simply because the court might have worded a statement differently does not necessarily make that statement false or misleading. Kennecott Copper Corp. v. Curtiss-Wright Corp., 584 F2d 1195, 1200 (2d Cir
1978). Rather, the court must consider the "total mix" of information available to the shareholders, and whether any errors are likely to affect the outcome.

         Judges also differ on whether the court should intervene before the election, or wait until afterwards. In some circumstances, intervention before the election is preferable. See, e.g., Electronic Specialty Co. v. International Controls Corp., 409 F2d 937, 947 (2d Cir 1969) ("injunctive relief at an earlier stage of the contest is apt to be the most efficacious form of remedy"); Chambers, 863 F Supp at 905-06 (that the court could later undo the damage by voiding the results of the election is not an adequate alternative when it is possible to avert the harm by providing the shareholders with the correct information and voiding any proxies procured by the misleading solicitations). In other circumstances, waiting until after the election is the preferred course. See, e.g., D&N Financial Corp. v. RCM Partners Limited Partnership, 735 F Supp 1242, 1253 (D Del 1990) (court can always set aside the results, if found to have been tainted, and order a new election); United Canso Oil & Gas, Ltd. v. Clark, 497 F Supp 111, 115 (SDNY 1980) (same).

             LEGAL STANDARD FOR ISSUANCE OF A PRELIMINARY INJUNCTION

         The classic purpose of a preliminary injunction is to preserve the status quo, or to prevent irreparable injury, pending a final determination on the merits. Chalk v. U.S. Dist.

5 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 10 of 22
--------------------------------------------------------------------------------

Court Cent. Dist. of California, 840 F2d 701, 704 (9th Cir 1988). The moving party must show either (1) a combination of probable success on the merits and the possibility of irreparable injury, or (2) that serious questions are raised and the balance of hardships tips sharply in its favor. Id. These are not separate tests, but the outer reaches "of a single continuum." Los Angeles Memorial Coliseum Comm'n v. National Football League, 634 F2d 1197, 1201 (9th Cir 1980); Harper v. Farm Credit Admin., 628 F Supp 1030 (D Or 1985). Serious questions are those sufficiently substantial to warrant further consideration by the court and to present fair ground for litigation. See Gilder v. PGA Tour, Inc., 936 F2d 417, 422 (9th Cir 1991). If the balance of hardships tips decidedly toward the plaintiff, less likelihood of success on the merits is required. Wilson v. Watt, 703 F3d 395, 399 (9th Cir 1983). The district court must also consider the public interest, if applicable. American Motorcyclist Association v. Watt, 714 F2d 962, 965 (9th Cir 1983).

         A court must tread carefully when the effect of the preliminary injunction would be to "grant the moving party the full relief to which he might be entitled if successful at the conclusion of a trial. This is particularly true where the relief afforded, rather than preserving the status quo, completely changes it." Tanner Motor Livery, Ltd. v. Avis, Inc., 316 F2d 804, 808-09 (9th Cir 1963). See also Krauth, 890 F Supp at 287. Nevertheless, there is ample precedent acknowledging the court's authority to issue a preliminary injunction in a proxy contest. See, e.g., Chambers, 863 F Supp at 905-07.(5)

----------
         (5) To avoid this problem, I proposed to hold an immediate trial on the merits, but Stilwell declined that invitation.

6 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 11 of 22
--------------------------------------------------------------------------------

                                      DISCUSSION

I.       Likelihood of Prevailing on the Merits

         The threshold question is whether either party is likely to prevail on its claims.

         A.     OTFC's Claims Against Stilwell

         Throughout the proxy contest, Stilwell has made it clear he believes OTFC should be sold, and the sooner the better. OTFC's present management disagrees with Stilwell's plans for the company. It is not this court's province to decide which of these views is "correct" or to tell the shareholders how to vote their proxies in the upcoming election.

         What does concern this court is that the debate has gone beyond the merits of competing visions of the company's future, and descended into what, on this record, appear to be unfounded personal attacks on the integrity of the incumbent directors. It is also troubling that the state and federal courts have been used as a vehicle to mount some of these personal attacks.

         Stilwell first brought suit against director Charles Rouse, alleging that the latter "unlawfully holds the office of director of OTFC," and demanding that the court remove Rouse from office and also "impos[e] a fine against defendant, in the maximum amount permitted under law . . ." Complaint, State ex rel. Stilwell Associates, L.P. v. Rouse, Multnomah County No. 01-02-01777 (hereafter, "Rouse"). Stilwell has widely publicized these allegations, both in materials sent directly to OTFC shareholders and also in newspaper advertisements targeted at shareholders. In addition, Stilwell publicly accused other OTFC directors of misconduct for their actions regarding Rouse.

         There is a strong probability that OTFC will be able to establish, at trial, that the allegations against Rouse (and the other Board members) were not well founded. Judge Wilson recently entered summary judgment in favor of Rouse. The transcript of the oral argument makes it clear that Judge

7 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 12 of 22
--------------------------------------------------------------------------------

Wilson did not consider it to even be a close question. During the briefing and argument in the present action, Stilwell vigorously attacked Judge Wilson's ruling, but none of his arguments gave this court any reason to doubt the correctness of her decision.

         Stilwell also filed suit against director Edward Elms, accusing him of committing a felony-- perjury--and demanding that Elms be removed from office. Stilwell Associates v. Elms, CV 01-740- JE (hereafter, "Elms"). Again, the allegations were widely publicized by Stilwell in mailings to shareholders and in newspaper advertisements. And, once again, the allegations do not appear to have been well founded. I dismissed the Elms case for lack of jurisdiction, but I would almost certainly have found in favor of Elms had there been a trial on the merits.(6)

         Stilwell argues that his statements to the shareholders, concerning these lawsuits, were not false or misleading because he accurately summarized the claims made in those lawsuits. However, Stilwell was not just "reporting" the news, he was also "making" the news that he reported. A party to a proxy contest may not escape the reach of Rule 14a-9 by filing a lawsuit containing false or misleading statements, and then quote from his own lawsuit.

         Stilwell cites Atlas Corporation v. Blasius Industries, 705 F Supp 190 (D Del 1988), but it is easily distinguished. The statements in Atlas concerned a lawsuit then pending in the state court. The federal court understandably declined to pass judgment upon the merits of a case, in another court, that had yet to be decided. Here, by contrast, Judge Wilson has already ruled upon the merits of the Rouse litigation, and I have already dismissed Elms (and am well informed regarding the issues in that case).

----------
         (6) During the briefing in Elms, the parties filed extensive deposition transcripts and other materials setting forth the evidence and their respective contentions in considerable detail.

8 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 13 of 22
--------------------------------------------------------------------------------

         Furthermore, even if Stilwell's original statements regarding the Rouse and Elms cases are regarded as true, because they accurately reported his allegations, Rule 14a-9 also applies to statements that--though true at the time they were made--have been rendered false or misleading by subsequent events. Stilwell's allegations against Rouse, Elms, and other OTFC directors clearly imply wrongdoing on their part. Even assuming that Stilwell originally advanced these allegations in good faith, the shareholders are entitled to know that the allegations have since proven to be meritless.

         Stilwell argues that his proxy statements contained adequate disclaimers, i.e., by reciting that Rouse, Elms, and OTFC denied any wrongdoing. Such disclaimers are of only limited utility. Allegations of wrongdoing frequently "stick" despite being accompanied by a denial. Indeed, the image of wrongdoing often persists even after charges are dropped or an accused is found not guilty. Moreover, Stilwell repeated these allegations on several occasions without accompanying disclaimers, or his allegations were in large type and prominent while the disclaimers were in small print and buried in a larger document. Under the circumstances, these disclaimers are not sufficient to remove the possible taint flowing from these repeated allegations of wrongdoing.

         At trial, there is a strong probability that OTFC could also show that this course of conduct by Stilwell was part of a calculated attack upon the integrity of the incumbent directors and management. This strategy is amply demonstrated by the letter from Stilwell dated August 29, 2001, which contains numerous allegations of misconduct, and also some clear misstatements or omissions.(7)

----------
         (7) For instance, Stilwell concedes that the Board members do not "automatically re-elect themselves every year" (emphasis in original) as he asserted in that letter. Stilwell's paraphrasing of Rouse's deposition testimony, concerning the reasons he liquidated his business, is also suspect. As even Stilwell concedes, the testimony was ambiguous, and could be interpreted in a manner quite different (and more favorable to Rouse) than Stilwell has portrayed. Stilwell's subsequent corrective disclosure was inadequate; the context of Rouse's statement can be determined only by examining the

9 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 14 of 22
--------------------------------------------------------------------------------

         It might be argued that some of these misstatements, individually, are not sufficient to affect the election. However, OTFC is justifiably concerned about the cumulative effect of these statements which, when taken together, appear calculated to convey an image of impropriety on the part of the incumbent directors. The "total mix" of information presented to the shareholders has been skewed by these allegations.

         Stilwell also argues that the challenged statements are not "material" because this proxy contest will turn upon economic issues. However, that argument is undercut by Stilwell's decision to feature these allegations so prominently in communications such as the August 29 letter to the shareholders. Stilwell's own conduct demonstrates that he believed these allegations to be material.

         Stilwell's affirmative defenses merit little discussion. There is no evidence that OTFC unduly delayed bringing this action, to Stilwell's detriment. If anything, the record demonstrates that Stilwell repeatedly urged OTFC to delay filing this action. Nor would it have been improper for OTFC to delay filing this action until Judge Wilson ruled in the Rouse case; a federal judge would have been very reluctant to pass judgment on the merits of a pending state court action. For the reasons discussed more fully below, I also am unpersuaded by Stilwell's "unclean hands" defense.

         In summary, there is a strong probability that, at trial, OTFC will succeed on its claim against Stilwell for violation(s) of Rule 14a-9.

         B.      Stilwell's Claims Against OTFC

         Stilwell seeks a preliminary injunction against OTFC for alleged violations of Rule 14a-9.

----------
several pages of testimony on either side. Stilwell also overstated the facts somewhat by asserting that the Board members "award themselves free shares and free options on shares every year." The letter also repeated Stilwell's allegations of serious misconduct by Rouse and Elms.

10 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 15 of 22
--------------------------------------------------------------------------------

                  1.       Forcing a Quick Sale

         Stilwell complains about the following statements:

         ** Stilwell "want[s] to force a quick sale of Oregon Trail and its 100-year old community bank."

         ** "Joseph Stilwell, an investor from New York, and his Group want to force a sale of your Company."

         These statements do not appear to be false or misleading. On the contrary, Stilwell's own proxy materials state:

                  "WE BELIEVE A VOTE FOR THE GROUP NOMINEE IS A VOTE TO BEGIN THE PROCESS TO SELL THE COMPANY."

                                     * * * *

                  "If elected, the Group Nominee . . . will work diligently toward a sale of the Company." Ex. 1, page 4 (Stilwell proxy materials)

                  2.       Beholden to Stilwell

         Stilwell complains about the following statements:

         ** "We are concerned that Mr. Stilwell's nominee will only pursue Mr. Stilwell's personal agenda."

         **       "Padrick is beholden to the Stilwell Group."

         **       "Stilwell is asking you to vote for his handpicked director."

         These statements appear to be within the range of fair argument given the circumstances, including the relationship and financial arrangements between Stilwell and Padrick.

11 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 16 of 22
--------------------------------------------------------------------------------

                  3.       Impact of Stilwell's Lawsuits on Company Profits

         Stilwell complains about the following statement:

         ** "Without the expenses caused by Stilwell and his many lawsuits aimed at gaining control of your Company, your COMPANY'S EARNINGS WOULD HAVE INCREASED 71% [for the quarter ended March 31, 2001]"

         The record is not sufficient to make any determination regarding this statement. It is also unclear whether the parties are using the same definition of "expenses."

                  4.       Seeking Reimbursement from the Company

         Stilwell complains about the following statements:

                  "A Vote for Padrick Could Cost the Company Up to an Additional $300,000 in Legal Fees and Other Expenses.

                  "If Padrick is elected, [T]HE GROUP INTENDS TO SEEK REIMBURSEMENT FROM THE COMPANY FOR THOSE EXPENSES INCURRED BY THE GROUP IN CONNECTION WITH PROXY SOLICITATION, AS WELL AS ALL EXPENSES INCURRED BY THE GROUP SINCE [November 17,
                  2000]....

                                     * * * *

                  "THE ONLY WAY YOU CAN ENSURE THAT THE COMPANY IS NOT ALSO SADDLED WITH THE STILWELL GROUP'S EXPENSES IS TO SAY 'NO' TO ITS CANDIDATES BY VOTING FOR MANAGEMENT'S NOMINEES."

         These statements do not appear to be false or misleading. Stilwell does not deny that he intends to seek reimbursement if he prevails. Although a vote for Padrick won't guarantee that Stilwell is reimbursed--since it must still be approved by the Board--a vote against Padrick all but ensures that Stilwell won't be reimbursed. Which is all that this says.

         I conclude that Stilwell is unlikely to prevail, at trial, upon his claim that OTFC has violated Rule 14a-9. Accordingly, I deny his motion for preliminary injunction.

12 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 17 of 22
--------------------------------------------------------------------------------




13 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 18 of 22
--------------------------------------------------------------------------------

II.      Irreparable Harm

         Since OTFC has established that it is likely to prevail at trial on its claim that Stilwell violated Rule 14a-9, the court must decide what provisional relief, if any, to grant in advance of trial. OTFC has asked this court to void all proxies previously obtained by OTFC. The argument in favor of this remedy is that (1) the proxies were procured with the aid of false or misleading statements, so they should be thrown out, and (2) inertia (or fatigue from repeated solicitations) may deter voters from actively revoking a proxy already cast. Stilwell argues that voiding the previously obtained proxies could potentially disenfranchise the shareholders who supported him,(8) and that OTFC has not shown irreparable harm warranting immediate relief because the court can always set aside the election results following a trial.

         If the election proceeds as scheduled, there are three possible outcomes. First, Stilwell may lose, in which event the question of relief becomes largely academic. Second, Stilwell might win by such a wide margin that it would be unlikely the results were materially altered by the disputed statements. Or, lastly, the result may be very close, in which case the disputed statements might assume greater importance. In that event, however, the court has discretion to set aside the results if it concludes the outcome of the election was influenced by the violation of Rule 14a-9.

         Although it is a close question, I will deny OTFC's request to void the proxies that Stilwell has already procured. Voiding of proxies is a strong remedy generally reserved for the most egregious cases. The court's principal role in a proxy contest is to ensure that the shareholders have a fair

----------
         (8) To avoid that danger, at oral argument I suggested the possibility of invalidating all outstanding proxies and sending the shareholders a new ballot allowing them to vote for either side's candidate. However, the parties were unable to agree on what materials would accompany that ballot and other logistical issues.

14 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 19 of 22
--------------------------------------------------------------------------------

opportunity to cast an informed vote. The parties agree that a shareholder may revoke a prior proxy simply by signing and returning a new proxy. OTFC has advised the court that it plans to send shareholders proxy cards along with a request to execute the new proxy.

         It is preferable that corporate disputes be resolved in the board room, not the court room. Accordingly, my primary concern is to ensure there is sufficient time (1) for OTFC to circulate materials discussing the recent developments in this case and a proxy card, and (2) for a shareholder to mail, and the administrative entity to receive and process, a new proxy changing the shareholder's vote, if that is desired. The annual meeting has been rescheduled for October 12, which should provide sufficient time, albeit with little room to spare because of the federal holiday on October 8.

         I will not order Stilwell to send corrective disclosures at this time, although he certainly has that option. Either party may, of course, quote from or otherwise make reference to this opinion, taking care that any such references are not misleading.

         Although I have found that certain statements by Stilwell were likely false or misleading, no one should infer from this that the court endorses either side in this proxy contest. Quite the contrary, it is my desire to avoid influencing this contest, to the extent possible. Ultimately, the votes that count should be those cast by shareholders and not by judges.

                                   CONCLUSION

         Stilwell's motion (# 13) for preliminary injunction is DENIED, since Stilwell has not shown that he is likely to prevail on the merits at trial. OTFC's motion (# 7) for preliminary injunction is DENIED, because OTFC has not shown that it will be irreparably harmed unless immediate relief is granted. The rescheduling of the annual meeting should allow sufficient time for the mailing of additional materials and for shareholders to alter their votes if they wish to do so.

15 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 20 of 22
--------------------------------------------------------------------------------

IT IS SO ORDERED.


Dated this 26(TH) day of September, 2001.


                                     /s/   John Jelderks
                                     --------------------------------
                                     John Jelderks
                                     UNITED STATES MAGISTRATE JUDGE



16 - OPINION AND ORDER

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 21 of 22
--------------------------------------------------------------------------------



                                    P R O X Y

   THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE BOARD OF
                    DIRECTORS OF OREGON TRAIL FINANCIAL CORP.

                          OREGON TRAIL FINANCIAL CORP.

                       2001 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph Stilwell and Spencer L. Schneider, or either of them, as proxies with full power of substitution, to vote in the name of and as proxies for the undersigned at the 2001 Annual Meeting of Oregon Trail Financial Corp. (the "Company"), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present on the following matters:

1. ELECTION OF DIRECTORS - To elect KEVIN D. PADRICK as a director of the
Company

             __FOR                 __WITHHOLD

To withhold authority to vote for the election of Kevin D. Padrick, place an X next to Withhold or strike out Mr. Padrick's name above.



2. APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 31, 2002:

             For ___ Against ___ Abstain __

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. Unless otherwise specified, this proxy will be voted "FOR" the election of the Group Nominee as Director and "FOR" the appointment of Deloitte & Touche LLP the independent accountants. This proxy revokes all prior proxies given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith. The proxies may exercise discretionary authority only as to matters unknown to the Group a reasonable time before their proxy solicitation.

Please sign exactly as your name appears hereon or on your proxy cards previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please

--------------------------------------------------------------------------------
CUSIP No. 685932105            SCHEDULE 14A                        Page 22 of 22
--------------------------------------------------------------------------------


sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.



                              Dated:
                                    -----------------------------------


                              -----------------------------------------
                                             (Signature)


                              -----------------------------------------
                                       (Signature, if jointly held)


                              Title:
                                    -----------------------------------


PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.